Exhibit 99.1

PRESS RELEASE

Contact:	Investors:
Michael J. Lambert	Patrick F. Williams
EVP & Chief Financial Officer	Vice President, Industry & Investor Relations
NuVasive, Inc.	NuVasive, Inc.
858-909-3394	858-638-5511
investorrelations@nuvasive.com	investorrelations@nuvasive.com

Media: Nicholas S. Laudico The Ruth Group 646-536-7030 nlaudico@theruthgroup.com

NUVASIVE REPORTS THIRD QUARTER 2011

FINANCIAL RESULTS

•	Total revenue of $132.9 million, up 10.5% over third quarter 2010

•	GAAP loss of $67.6 million, or $1.69 per share

•	Non-GAAP earnings of $10.6 million, or $0.26 per share

•	Non-GAAP operating margin of 16.8%

SAN DIEGO, October 27, 2011 - NuVasive, Inc. (Nasdaq: NUVA) a medical device company focused on developing minimally disruptive surgical products and procedures for the spine, announced today financial results for the quarter ended September 30, 2011.

NuVasive reported third quarter 2011 revenue of $132.9 million, a 10.5% increase over the $120.3 million for the third quarter 2010 and in line with the $133.0 million reported for the second quarter 2011.

Gross profit for the third quarter 2011 was $106.9 million and gross margin was 80.4%, compared to a gross profit of $98.7 million and a gross margin of 82.1% for the third quarter 2010. For the second quarter 2011, gross profit was $107.5 million and gross margin was 80.8%.

Total operating expenses for the third quarter 2011 were $198.3 million compared to $89.1 million in the third quarter 2010 and $96.0 million in the second quarter 2011. The higher operating expenses in the third quarter 2011 compared to the prior year resulted primarily from a charge related to a litigation liability and additional costs associated with higher revenue and infrastructure expansion.

On a GAAP basis, the Company reported a net loss of $67.6 million, or $1.69 per share, for the third quarter 2011.

On a Non-GAAP basis, the Company reported net income of $10.6 million, or $0.26 per share, for the third quarter 2011. The Non-GAAP earnings per share calculations for the third quarter exclude (i) non-cash stock-based compensation of $8.1 million; (ii) certain intellectual property litigation expenses of $103.7 million; (iii) amortization of intangible assets of $1.5 million; (iv) acquisition related items of $441 thousand; (vi) non-cash interest expense on convertible notes of $3.0 million; (vii) a positive impact from certain transactions associated with convertible notes activity of $1.7 million; and (viii) certain discrete tax items of $6.3 million.

Cash, cash equivalents and short and long-term marketable securities were $418.9 million at September 30, 2011.

Alex Lukianov, Chairman and Chief Executive Officer, said, “Our financial performance in the third quarter of 2011 attests to exceptional execution by the NuVasive team. In the face of an extremely challenging spine market, we delivered industry leading growth and executed a strategic transaction that will enhance the penetration of XLIF and NeuroVision for years to come. Our Impulse Monitoring acquisition increases our Intra-Operative Monitoring platform, allowing us to offer surgeons and hospitals complete procedural solutions in all areas of spine. With Speed of Innovation driving our market share taking strategy, we will continue to remain laser focused on pushing toward our next milestone of being a $1 billion company with increasing profitability to serve the needs of spine surgery patients.”

Revised 2011 Full Year Financial Guidance

•	Revenue of $538 million to $540 million, compared to previous guidance of $530 million to $540 million

•	GAAP loss per share of $1.43 to $1.42, compared to previous guidance for GAAP earnings per share of $0.33 to $0.36

•	Non-GAAP EPS of $1.01 to $1.02, compared to previous guidance for $1.09 to $1.12

•	Non-GAAP Operating Margin of ~15.5%, compared to previous guidance of ~17.5%

•	GAAP effective tax benefit rate of ~27%, compared to previous guidance for a GAAP effective tax expense rate of ~50%

Reconciliation of Full Year EPS Guidance

	2010 Pre-Tax	2011 Pre-Tax		2011 Net of Tax (1)
	Actual	Low Range	High Range	Low Range	High Range
GAAP earnings (loss) per share guidance	$0.64	$(1.94)	$(1.93)	$(1.43)	$(1.42)

Impact of change from basic to diluted share count [2]	-	0.09	0.09	0.07	0.07

GAAP earnings (loss) per share guidance adjusted to diluted share count	$0.64	$(1.85)	$(1.84)	$(1.36)	$(1.35)

Non-cash stock based compensation	0.70	0.75	0.75	0.47	0.47

Certain intellectual property litigation expenses [3]	0.13	2.53	2.53	1.56	1.56

Amortization of intangible assets	0.13	0.15	0.15	0.09	0.09

Acquisition related items	0.07	0.05	0.05	0.03	0.03

Non-cash interest expense on convertible notes	-	0.14	0.14	0.09	0.09

Certain transactions associated with convertible notes activity	-	(0.04)	(0.04)	(0.02)	(0.02)

Certain discrete tax items	-	0.15	0.15	0.15	0.15

Non-GAAP earnings per share guidance	$1.68	$1.88	$1.89	$1.01	$1.02

Weighted shares outstanding - basic [4]		40,600	40,600	40,600	40,600

Weighted shares outstanding - diluted [4]	40,373	42,600	42,600	42,600	42,600

[1]	Effective tax benefit rate of ~27% applied to GAAP earnings and ~38% applied to Non-GAAP adjustments
[2]

GAAP loss for 2011 utilizes the “basic” weighted shares outstanding when calculating earnings per share. However, Non-GAAP earnings are positive requiring the use of the “diluted” weighted share count when calculating earnings per share. This line represents the impact of the change from “basic” to “diluted” weighted shares on GAAP earnings per share calculation to reconcile down to Non-GAAP earnings per share computed using the diluted weighted shares outstanding.

[3]	Includes a charge for the litigation liability of $101.2 million
[4]	Weighted shares outstanding shown as pre “if-converted” method

2011 Full Year EPS Guidance Bridge

	Net of Tax
	Low	High
Prior GAAP earnings per share guidance	$0.33	$0.36
Impact of change from diluted to basic share count [1]	0.01	0.01

GAAP earnings per share adjusted to basic share count	$0.34	$0.37
Repurchase of $118.7 million of 2013 convertible notes	0.01	0.01
Litigation liability	(1.56)	(1.56)
Medtronic ongoing royalty	(0.06)	(0.06)
Certain transactions associated with convertible notes activity	0.04	0.04
Certain discrete tax items	(0.16)	(0.16)
Acquisition of Impulse Monitoring	-	-
Change in underlying business revenue and expenses	(0.05)	(0.08)
Impact of change in tax rate [2]	0.01	0.02
Revised GAAP loss per share guidance	$(1.43)	$(1.42)

	Low	High
Prior Non-GAAP earnings per share guidance	$1.09	$1.12
Repurchase of $118.7 million of 2013 convertible notes	0.02	0.02
Medtronic ongoing royalty	(0.06)	(0.06)
Acquisition of Impulse Monitoring	(0.01)	(0.01)
Change in underlying business revenue and expenses	(0.07)	(0.10)
Impact of change in tax rate [3]	0.04	0.05
Revised Non-GAAP earnings per share guidance	$1.01	$1.02

[1]

Prior GAAP earnings per share guidance assumed GAAP earnings which resulted in the use of “diluted” weighted shares outstanding for the earnings per share calculation. Based upon the litigation liability recognized in the third quarter, the full year will now be in a GAAP loss position, requiring the use of “basic” weighted shares outstanding in the loss per share calculation. This line recognizes the impact of the change from using “diluted” to “basic” weighted shares outstanding on the prior guidance.

[2]	New effective GAAP tax benefit rate of ~27%, down from previous guidance of ~50%.
[3]	New effective Non-GAAP tax rate of ~38% for Non-GAAP adjustments, down from previous guidance of ~40%.

2011 Guidance Reconciliation of Non-GAAP Operating Margin %

	FY 10	Estimate
	Actual	Prior	Revised
Gross Margin % [A]	82.2%	~81%	~79.5%

Non-GAAP Research and Development [B]	8.0%	~7%	~7%
Non-cash stock-based compensation	0.7%	~1%	~0.5%
Acquisition related items*	0.4%	as incurred	~ 0.1% & as incurred
GAAP research and development	9.1%	~8%	~7.6%

Non-GAAP Sales, Marketing and Administrative [C]	58.8%	~56.5%	~57%
Non-cash stock-based compensation	5.2%	~5%	~5.5%
Certain intellectual property litigation expenses	1.1%	~1%	~1.2%
Acquisition related items*	0.2%	~ 0.5% & as incurred	~ 0.3% & as incurred
GAAP sales, marketing and administrative	65.3%	~63%	~64%

Litigation liability	-	-	~18.7%
Amortization of intangible assets	1.1%	~1.5%	~1.3%

Non-GAAP Operating Margin % [A-B-C]	15.4%	~17.5%	~15.5%

  * Acquisition related items include ~0.4% of revenue for expenses associated with prior M&A activity and as incurred

Reconciliation of Non-GAAP Information

Management uses certain Non-GAAP financial measures such as Non-GAAP earnings per share, which exclude non-cash stock-based compensation, certain intellectual property litigation expenses, amortization of intangible assets, acquisition related items, non-cash interest expense on convertible notes, a positive impact from certain transactions associated with convertible notes activity, and certain discrete tax items. Management does not consider these costs in evaluating the continuing operations of the Company. Therefore, management calculates the Non-GAAP financial measures provided in this earnings release excluding these costs and uses these Non-GAAP financial measures to enable it to analyze further, and more consistently, the period-to-period financial performance of its core business operations. Management believes that providing investors with these Non-GAAP measures gives them additional important information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These Non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from Non-GAAP measures used by other companies. Set forth below are reconciliations of the Non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Third Quarter 2011 Results

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	(Loss) Earnings Per Share

GAAP net loss		$(67,552)	$(1.69)
Impact of change from basic to diluted share count			0.04

GAAP net loss, adjusted to diluted share count		$(67,552)	$(1.65)
Non-cash stock-based compensation	$8,118	5,066	0.12
Certain intellectual property litigation expenses	103,740	64,744	1.59
Amortization of intangible assets	1,504	939	0.02
Acquisition related items	441	275	0.01
Non-cash interest expense on new convertible notes	2,979	1,859	0.05
Certain transactions associated with convertible notes activity	(1,666)	(1,040)	(0.03)
Certain discrete tax items	6,316	6,316	0.15

Non-GAAP earnings		$10,607	$0.26

GAAP weighted shares outstanding - basic and diluted			39,892

Non-GAAP weighted shares outstanding - diluted			40,831

Reconciliation of Year To Date 2011 Results

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	(Loss) Earnings Per Share

GAAP net loss		$(59,813)	$(1.50)
Impact of change from basic to diluted share count			0.03

GAAP net loss, adjusted to diluted share count		$(59,813)	$(1.47)
Non-cash stock-based compensation	$23,789	14,749	0.36
Certain intellectual property litigation expenses	106,920	66,290	1.63
Amortization of intangible assets	4,241	2,629	0.06
Acquisition related items	2,337	1,449	0.04
Non-cash interest expense on new convertible notes	3,075	1,907	0.05
Certain transactions associated with convertible notes activity	(1,666)	(1,033)	(0.03)
Certain discrete tax items	6,316	6,316	0.16

Non-GAAP earnings		$32,494	$0.80

GAAP weighted shares outstanding—basic and diluted			39,766

Non-GAAP weighted shares outstanding—diluted			40,738

Conference Call

NuVasive will hold a conference call today at 5:30 p.m. ET / 2:30 p.m. PT to discuss the results. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the investor relations page of the Company’s corporate website at www.nuvasive.com.

After the live webcast, the call will remain available on NuVasive’s website, www.nuvasive.com, through November 26, 2011. In addition, a telephonic replay of the call will be available until November 10, 2011. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use pin number 378602.

About NuVasive

NuVasive is a medical device company focused on developing minimally disruptive surgical products and procedures for the spine. The Company is the 5th largest player in the $7.7 billion global spine market.

NuVasive’s principal product offering is based on its Maximum Access Surgery, or MAS® platform. The MAS platform combines four categories of products that collectively minimize soft tissue disruption during spine surgery with maximum visualization and safe, easy reproducibility for the surgeon: a proprietary software-driven nerve avoidance system; MaXcess®, a unique split-blade retractor system; a wide variety of specialized implants; and several biologic fusion enhancers. MAS significantly reduces surgery time and returns patients to activities of daily living much faster than conventional approaches. Having redefined spine surgery with the MAS platform’s lateral approach, known as eXtreme Lateral Interbody Fusion, or XLIF®, NuVasive has built an entire spine franchise. With over 65 products today spanning lumbar, thoracic and cervical applications, the Company will continue to expand and evolve its offering predicated on its R&D focus and dedication to outstanding service levels supported by a culture of Absolute Responsiveness®.

NuVasive cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts and the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability; the uncertain process of seeking regulatory approval or clearance for NuVasive’s products or devices, including risks that such process could be significantly delayed; the possibility that the FDA may require significant changes to NuVasive’s products or clinical studies; the risk that products may not perform as intended and may therefore not achieve commercial success; the risk that competitors may develop superior products or may have a greater market position enabling more successful commercialization; the risk that additional clinical data may call into question the benefits of NuVasive’s products to patients, hospitals and surgeons; and other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

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NuVasive, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Revenue	$132,880	$120,262	$390,312	$348,933
Cost of goods sold (excluding amortization of purchased technology)	26,015	21,580	75,049	62,037

Gross profit	106,865	98,682	315,263	286,896

Operating expenses:
Sales, marketing and administrative	85,482	77,717	254,025	230,104
Research and development	10,092	10,085	31,119	31,989
Amortization of intangible assets	1,504	1,342	4,241	4,047
Litigation award	101,200	-	101,200	-

Total operating expenses	198,278	89,144	390,585	266,140

Interest and other expense, net:
Interest income	257	200	591	567
Interest expense	(7,276)	(1,668)	(10,962)	(5,005)
Other income (expense), net	1,726	(6)	2,303	81

Total interest and other expense, net	(5,293)	(1,474)	(8,068)	(4,357)

(Loss) income before income tax expense	(96,706)	8,064	(83,390)	16,399
Income tax (benefit) expense	(29,031)	(40)	(22,715)	1,399

Consolidated net (loss) income	$(67,675)	$8,104	$(60,675)	$15,000

Net loss attributable to noncontrolling interests	$(123)	$(438)	$(862)	$(1,353)

Net (loss) income attributable to NuVasive, Inc.	$(67,552)	$8,542	$(59,813)	$16,353

Net (loss) income per share attributable to NuVasive, Inc.:
Basic	$(1.69)	$0.22	$(1.50)	$0.42

Diluted	$(1.69)	$0.21	$(1.50)	$0.40

Weighted average shares outstanding:
Basic	39,892	39,394	39,766	39,180

Diluted	39,892	40,396	39,766	40,389

Stock-based compensation is included in operating expenses in the following categories:
Sales, marketing and administrative	$7,497	$6,494	$21,956	$18,846
Research and development	621	827	1,833	2,458

	$8,118	$7,321	$23,789	$21,304

NuVasive, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	September 30, 2011	December 31, 2010
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$220,943	$92,597
Short-term marketable securities	151,363	86,458
Accounts receivable, net	78,637	76,632
Inventory	122,588	107,577
Deferred tax assets	4,425	4,425
Prepaid expenses and other current assets	5,100	4,082

Total current assets	583,056	371,771
Property and equipment, net	118,125	102,165
Long-term marketable securities	46,593	50,635
Intangible assets, net	100,044	107,121
Goodwill	103,070	103,070
Deferred tax assets, non-current	76,260	52,033
Restricted cash and investments	68,463	5,529
Other assets	19,187	9,705

Total assets	$1,114,798	$802,029

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$52,191	$58,995
Accrued payroll and related expenses	17,872	17,266
Litigation liability	101,200	-
Acquisition-related liabilities	33,628	32,715

Total current liabilities	204,891	108,976
Senior Convertible Notes	427,974	230,000
Long-term acquisition-related liabilities	-	326
Deferred tax liabilities	3,685	3,685
Other long-term liabilities	13,088	12,810
Commitments and contingencies
Noncontrolling interests	11,015	11,877
Stockholders’ equity:
Common stock	40	40
Additional paid-in capital	625,387	545,114
Accumulated other comprehensive income	(54)	616
Accumulated deficit	(171,228)	(111,415)

Total stockholders’ equity	454,145	434,355

Total liabilities and stockholders’ equity	$1,114,798	$802,029

NuVasive, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2011	2010
Operating activities:
Consolidated net (loss) income	$(60,675)	$15,000
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	24,847	27,404
Stock-based compensation	23,789	21,304
Allowance for excess and obsolete inventory	4,642	1,682
Allowance for doubtful accounts and sales return reserve, net of write-offs	1,261	(1,039)
Accretion of contingent consideration	587	570
Amortization of debt issuance costs	2,588	1,120
Amortization of debt discount	3,076	—
Gain recognized on change in fair value of derivatives	(2,387)	—
Deferred income tax expense	6,238	—
Other non-cash adjustments	3,545	2,924
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(3,152)	(11,465)
Inventory	(19,933)	(10,043)
Prepaid expenses and other assets	(1,061)	(3,878)
Accounts payable and accrued liabilities	504	6,502
Litigation liability	101,200	—
Accrued payroll and related expenses	584	(5,973)
Income taxes payable	(32,237)	(186)

Net cash provided by operating activities	53,416	43,922
Investing activities:
Purchases of property and equipment	(39,435)	(36,622)
Purchases of marketable securities	(244,209)	(150,045)
Sales of marketable securities	124,205	142,313
Purchases of restricted investments	(4,535)	—
Payment for specific rights in connection with supply agreement, net of refund received	(5,000)	—
Other assets	(1,100)	(659)

Net cash used in investing activities	(170,074)	(45,013)
Financing activities:
Proceeds from the sale of warrants	47,898	—
Proceeds from the issuance of convertible debt, net of issuance costs	391,334	—
Purchase of convertible note hedges	(80,097)	—
Repurchase of 2013 Senior Convertible Notes	(118,702)	—
Proceeds from the issuance of common stock	4,461	12,768
Other assets	(349)	(7,722)
Tax benefits related to stock-based compensation awards	638	1,118

Net cash provided by financing activities	245,183	6,164

Effect of exchange rate changes on cash	(179)	104

Increase in cash and cash equivalents	128,346	5,177
Cash and cash equivalents at beginning of period	92,597	65,413

Cash and cash equivalents at end of period	$220,943	$70,590